EXHIBIT 24

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                        WITH RESPECT TO FORM S-8


As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 26, 1995, included in this Form 10-K for the year ended December 31, 1994 into the Corporation's previously filed Registration Statements Nos. 33-22581, as amended, 33-22930, 33-36303, 33-40136,
33-52715 and 33-63554 on Form S-8.



                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP
Chicago, Illinois
March 7, 1995